Exhibit 31

PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER CERTIFICATION

I, Boris Rubizhevsky, certify that:

(1)    I have reviewed this annual report on Form 10-K/A of BioCube, Inc.;

(2)    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

(3)    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this annual report;

(4)     I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and I have:

(a)    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the issuer is made known to me by others within the entity, particularly during the period in which this annual report is being prepared;

(b)    Evaluated the effectiveness of the issuer’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based upon based such evaluation; and

(c)    Disclosed in this report any change in the issuer’s internal control over financial reporting that occurred during the issuer’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the issuer’s internal control over financial reporting;

(5)    I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer’s auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent function):

(a)    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

(b)    Any fraud, whether or not material, that involves management, consultants or other employees who have or had a significant role in the issuer's internal controls over financial reporting.

Dated: May 17, 2013	By:	/s/ Boris Rubizhevsky
Boris Rubizhevsky Chief Executive and Financial Officer